Intangible Assets	9 Months Ended
Sep. 30, 2026
Intangible Asset, Goodwill and Other [Abstract]
Intangible Assets

NOTE 5.Intangible Assets

Intangible assets consist of in-place resident contract intangibles that were recognized upon acquisition of the related communities. The following table summarizes the Company’s intangible assets (dollars in thousands):

	September 30,	December 31,
Intangible assets	2026	2025
Gross intangible assets	$565,487	$281,356
Accumulated amortization	(146,227)	(254,686)
Intangible assets	$419,260	$26,670
Weighted average remaining amortization period in years	3	1

During the nine months ended September 30, 2026, in conjunction with the Company’s acquisitions of real estate, the Company acquired $483 million of intangible assets with a weighted average amortization period at acquisition of three years. Other activity during the nine months ended September 30, 2026 includes the write-off of fully amortized assets.